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                                                                    EXHIBIT 31.2


CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
SARBANES-OXLEY SECTION 302(a):

I, T. Edwin Stinson, Jr., certify that:

1.   I have reviewed this annual report on Form 10-K/A of Florida Banks, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;



Date:  April 29, 2004                    By:  /s/ T. EDWIN STINSON, JR.
                                              ----------------------------------
                                                  T. Edwin Stinson, Jr.
                                                  Chief Financial Officer